UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2020

DIGITAL REALTY TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-32336	26-0081711
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Four Embarcadero Center, Suite 3200 San Francisco, California	94111
(Address of principal executive offices)	(Zip Code)

(415) 738-6500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock	DLR	New York Stock Exchange
Series C Cumulative Redeemable Perpetual Preferred Stock	DLR Pr C	New York Stock Exchange
Series G Cumulative Redeemable Preferred Stock	DLR Pr G	New York Stock Exchange
Series I Cumulative Redeemable Preferred Stock	DLR Pr I	New York Stock Exchange
Series J Cumulative Redeemable Preferred Stock	DLR Pr J	New York Stock Exchange
Series K Cumulative Redeemable Preferred Stock	DLR Pr K	New York Stock Exchange
Series L Cumulative Redeemable Preferred Stock	DLR Pr L	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

Digital Realty Trust, Inc., a Maryland corporation (“DLR”), previously entered into a purchase agreement, dated as of October 29, 2029, as amended on January 23, 2020 (as it may be further amended or supplemented from time to time, the “Purchase Agreement”), by and among DLR, Digital Intrepid Holding B.V. (formerly known as DN 39J 7A B.V.), a private limited liability company organized under the laws of the Netherlands and an indirect subsidiary of DLR (“Buyer”), and InterXion Holding B.V., a public limited liability company organized under the laws of the Netherlands (“INXN”), pursuant to which Buyer has commenced an offer to exchange (the “Exchange Offer”) shares of DLR common stock, par value $0.01 per share (“DLR Common Stock”), for all of the outstanding ordinary shares of INXN, nominal value €0.10 per share (“INXN Shares”).

On February 14, 2020, DLR and INXN received clearance from the German Federal Ministry for Economic Affairs and Energy, the foreign investment regulatory authority, that the transactions contemplated by the Purchase Agreement do not raise any objections with respect to the public order or security of the Federal Republic of Germany. As a result, as of February 14, 2020, DLR and INXN have received all but one regulatory approval required as a condition to consummate the Exchange Offer.

The Exchange Offer remains subject to customary closing conditions, including the remaining required regulatory approval.

Additional Information and Where to Find It

On December 6, 2019, DLR filed a Registration Statement on Form S-4 in connection with the transactions contemplated by the Purchase Agreement, which included a proxy statement/prospectus. This communication is for information purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any proxy, vote or approval with respect to the proposed transaction or otherwise, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The registration statement was declared effective by the SEC on January 27, 2020 and DLR has mailed a definitive proxy statement/prospectus to shareholders of DLR and DLR has caused its subsidiary to file a Tender Offer Statement on Schedule TO (the “Schedule TO”) with the SEC, and INXN has filed a Solicitation/Recommendation Statement on Schedule 14D-9 (the “Schedule 14D-9”) with respect to Exchange Offer. The Exchange Offer for the INXN Shares referred to in this document commenced on January 29, 2020. The solicitation and offer to purchase the INXN Shares will only be made pursuant to the Schedule TO and related offer to purchase. This material is not a substitute for the proxy statement/prospectus, the Schedule TO, the Schedule 14D-9 or the Registration Statement or for any other document that DLR or INXN may file with the SEC and send to DLR’s stockholders or INXN’s shareholders in connection with the proposed transactions.

BEFORE MAKING ANY VOTING OR INVESTMENT DECISION OR DECISION WITH RESPECT TO THE EXCHANGE OFFER, WE URGE INVESTORS OF DLR AND INXN TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS, SCHEDULE TO (INCLUDING AN OFFER TO PURCHASE, RELATED LETTER OF TRANSMITTAL AND OTHER OFFER DOCUMENTS) AND SCHEDULE 14D-9, AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AND OTHER RELEVANT DOCUMENTS FILED BY DLR AND INXN WITH THE SEC CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT DLR, INXN AND THE PROPOSED TRANSACTIONS.

Investors will be able to obtain free copies of the Registration Statement, proxy statement/prospectus, Schedule TO and Schedule 14D-9, as each may be amended from time to time, and other relevant documents filed by DLR and INXN with the SEC (when they become available) at http://www.sec.gov, the SEC’s website, or free of charge from DLR’s website (http://www.digitalrealty.com) or by contacting DLR’s Investor Relations Department at (415) 848-9311. These documents are also available free of charge from INXN’s website (http://www.interxion.com) or by contacting INXN’s Investor Relations Department at (813) 644-9399.

Participants in the Solicitation

DLR, INXN and their respective directors and certain of their executive officers and employees may be deemed, under SEC rules, to be participants in the solicitation of proxies from DLR’s stockholders and INXN’s shareholders in connection with the proposed transactions. Information regarding the officers and directors of DLR is included in its definitive proxy statement for its 2019 annual meeting filed with the SEC on April 1, 2019. Information regarding the officers and directors of INXN and their ownership of INXN Shares is set forth in INXN’s Annual Report on Form 20-F, which was filed with the SEC on April 30, 2019. Additional information regarding the persons who may be deemed participants and their interests will be set forth in the Registration Statement and proxy statement/prospectus and other materials when they are filed with SEC in connection with the proposed transactions. Free copies of these documents may be obtained as described in the paragraphs above.

Note Regarding Forward-Looking Statements

DLR cautions that statements in this communication that are forward-looking, and provide other than historical information, involve risks, contingencies and uncertainties that may impact actual results of operations of DLR, INXN and the combined company. These forward-looking statements include, among other things, statements about the exchange offer and completion of the proposed transactions contemplated by the purchase agreement between them. Although we believe that the expectations reflected in those forward-looking statements are reasonable, we can give no assurance that those expectations will prove to have been correct. Those statements are made by using various underlying assumptions and are subject to numerous risks, contingencies and uncertainties, including, among others: the ability of DLR and INXN to obtain the regulatory and shareholder approvals necessary to complete the anticipated combination, on the anticipated timeline or at all; the risk that a condition to the closing of the anticipated combination may not be satisfied, on the anticipated timeline or at all or that the anticipated combination may fail to close; the outcome of any legal proceedings, regulatory proceedings or enforcement matters that may be instituted relating to the anticipated combination; the costs incurred to consummate the anticipated combination; the possibility that the expected synergies from the anticipated combination will not be realized, or will not be realized within the expected time period; difficulties related to the integration of the two companies; disruption from the anticipated combination making it more difficult to maintain relationships with customers, employees, regulators or suppliers; the diversion of management time and attention on the anticipated combination; adverse changes in the markets in which DLR and INXN operate or credit markets; and changes in the terms, scope or timing of contracts, contract cancellations, and other modifications and actions by customers and other business counterparties of DLR and INXN. If one or more of these risks materialize, or if underlying assumptions prove incorrect, actual results may vary materially from those expected. You should not place undue reliance on forward-looking statements. For a more complete discussion of these and other risk factors, please see (i) DLR’s filings with the SEC, including its annual report on Form 10-K for the year ended December 31, 2018 and subsequent quarterly reports on Form 10-Q and (ii) INXN’s filings with the SEC, including its annual report on Form 20-F for the year ended December 31, 2018 and its subsequent reports on Form 6-K. This communication reflects the views of DLR’s management as of the date hereof. Except to the extent required by applicable law, DLR undertakes no obligation to update or revise any forward-looking statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 18, 2020

Digital Realty Trust, Inc.

By:	/s/ JOSHUA A. MILLS
Joshua A. Mills
Executive Vice President, General Counsel and Secretary